Exhibit 99. 2

Exhibit 99.2

Earnings Per Share

(diluted)

$0.21

2002 Q1

$0.19

2002 Q2

$0.20

2002 Q3

$0.79

2002 Q4

$0.25

2003 Q1

$0.32

2003 Q2

$0.20

2003 Q3

*$ 0.27

2003 Q4

* $ 0.27 denotes mid-range of $0.26-$0.28 expected EPS as pre-announced on 2/17/2004